Electronically Filed
1/31/2025 2:53 PM
Steven D. Grierson
CLERK OF THE COURT

NEOJ
GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., et al. Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THOUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant.	CASE NO.: A-24-896359-B DEPT NO.: XVI **NOTICE OF ENTRY OF ORDER SETTING BRIEFING AND HEARING ON MERGER TRANSACTION (ORDER SHORTENING TIME)**

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

PLEASE TAKE NOTICE that an *Order Setting Briefing and Hearing on Merger Transaction (Order Shortening Time)*, a copy of which is attached hereto, was entered in the above-captioned case on the 31st day of January 2025.

Dated this 31st day of January 2025.

GARMAN TURNER GORDON LLP

/s/ William M. Noall
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

CERTIFICATE OF SERVICE

I hereby certified that the foregoing **ORDER SETTING BRIEFING AND HEARING ON MERGER TRANSACTION (ORDER SHORTENING TIME)** was submitted electronically for filing and/or service with the Eighth Judicial District Court on January 31, 2025. Electronic service of the foregoing document shall be made in accordance with the E-Service List:[1]

CHAD F. CLEMENT
Nevada Bar No. 12192
ALEXANDER K. CALAWAY
Nevada Bar No. 15188
MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
Tel: (702) 382-0711
Fax: (702) 382-5816
Email: clement@maclaw.com
acalaway@maclaw.com

Attorneys for Plaintiffs

BRETT O. WHIPPLE
Nevada Bar No. 6168
JUSTICE LAW CENTER
1100 S. Tenth Street
Las Vegas, Nevada 89104
Email: civil@justice-law-center.com

Attorneys for Frank Benintendo

BRIAN A. HERMAN (Pro Hac Vice Forthcoming)
MORGAN, LEWIS, & BOCKIUS LLP
101 Park Avenue
New York, New York 10178-0060
Telephone: (212) 309-6000
Facsimile: (212) 309-6001
Email:brian.herman@morganlewis.com

Attorneys for Defendant David Reichman

DAVID A. CARROLL
Nevada Bar No. 7643
ANTHONY J. DIRAIMONDO
Nevada Bar No. 10875
ROBERT E. OPDYKE
Nevada Bar No. 12841
RICE REUTHER SULLIVAN & CARROLL, LLP
3800 Howard Hughes Parkway, Suite 1200
Las Vegas, Nevada 89169
Telephone: (702) 732-9099
Facsimile: (702) 732-7110
Email: dcarroll@rrsc-law.com
adiraimondo@rrsc-law.com
ropdyke@rrsc-law.com

Attorneys for Defendant David Reichman

[1] Pursuant to Administrative Order 14-2, dated May 9, 2014, service by electronic means is mandatory in the Eighth Judicial District Court. Further, pursuant to EDCR 8.05(a), each party who submits an E-Filed document through the E-Filing System consents to electronic service in accordance with NRCP 5(b)(2)(D); and, pursuant to EDCR 8.05(d), users who register with the electronic filing system are deemed to consent to receive service electronically.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

DANIEL R. MCNUTT
Nevada Bar No. 7815
MATTHEW C. WOLF
Nevada Bar No. 10801
MARK D. HESIAK
Nevada Bar No. 12397
MCNUTT LAW FIRM, P.C.11441
Allerton Park Drive, Suite 100
Las Vegas, Nevada 89135
Tel: 702-384-1170
Email: drm@mcnuttlawfirm.com
mcw@mcnuttlawfirm.com
mdh@mcnuttlawfirm.com

Attorneys for Defendant Kathy Griffin

And by placing said copy in an envelope, postage fully prepaid, in the U.S. Mail, said envelope addressed to the following:

Donald Gilbert
280 Hillman Avenue
Staten Island, NY 10314
Pro Se Defendant

/s/ Shelby Harmer
An employee of
GARMAN TURNER GORDON LLP

Electronically Filed
01/31/2025 2:20 PM
CLERK OF THE COURT

ORDR
GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., et al. Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THOUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant.	CASE NO.: A-24-896359-B DEPT NO.: XVI **ORDER SETTING BRIEFING AND HEARING ON MERGER TRANSACTION (ORDER SHORTENING TIME)**

On January 14, 2025, at 9:00 a.m. the Court held a Status Hearing in the above-captioned case which dealt in material part with the Receiver's Third Interim Report, including the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and between Global Tech Industries Group, Inc. ("GTII") and Aiversity, LLC ("Aiversity"). At a continued January 29, 2025, Status Hearing regarding the Merger Agreement, the Court set a schedule for consideration of the Merger Agreement and enters this Order in connection therewith.

/ / /

IT IS HEREBY ORDERED that the deadline for Receiver to file and serve a Motion to Approve Merger Agreement (the "Motion") is January 31, 2025.

IT IS FURTHER ORDERED that any written opposition ("Objection") to the Motion must be filed with the Court and served on counsel no later than February 14, 2025.

IT IS FURTHER ORDERED that record shareholders may orally present any objections at the time of the Hearing, in person or by Zoom, without the need for retaining counsel to appear on their behalf or serve an Objection.

IT IS FURTHER ORDERED that Receiver shall file any reply or response to any Objection no later than February 17, 2025.

IT IS FURTHER ORDERED that a hearing to consider approval of the Motion shall be held on **February 19, 2025, at 9:30 a.m.** at the Regional Justice Center, Courtroom 16C located at 200 Lewis Avenue, Las Vegas, NV 89101. Interested parties may appear by Zoom by using the following Meeting ID: 826 1725 8054 and Passcode: 843469 or by using the following link: https://clarkcountycourts-s.zoom.us/j/82617258054?pwd=NFp0QlhQMVBWQm1ML21lZDlUOGpFdz09.

ent

IT IS FURTHER ORDERED that the Receiver shall at a minimum provide the substance of this Order in a notice (i) in the form of an 8k filed with the Securities and Exchange Commission on its electronic filing system (EDGAR), (ii) via X on the Receiver's X account for GTII, and (iii) by any additional means the Receiver determines on or before January 31, 2025. The Court finds, that in view of the costs to serve the sizable shareholder base under the circumstances such notice is calculated, reasonable and sufficient under the circumstances of this receivership case to afford due process to any affected interested parties. The notice shall also provide the following weblink which provides information about Aiversity's Chief Operating Officer and majority Shareholder: https://pr.linkedin.com/in/johnwforster. Providing a copy of this Order in the methods stated above in this paragraph shall be deemed sufficient notice.

/ / /

/ / /

/ / /

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

IT IS FURTHER ORDERED that the Receiver and a representative of Aiversity shall attend the February 19, 2025, hearing of the Motion via Zoom or in person to answer any questions regarding the Merger Agreement that the Court may have.

IT IS SO ORDERED.

Dated this 31st day of January, 2025

for: DISTRICT COURT JUDGE AK
TIMOTHY C. WILLIAMS

029 4C3 06C3 5845
Monica Trujillo
District Court Judge

Respectfully submitted:

GARMAN TURNER GORDON LLP

/s/ William Noall
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119

Counsel for Receiver Paul Strickland

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

White Rocks (BVI) Holdings Inc., Plaintiff(s) vs. David Reichman, Defendant(s)	CASE NO: A-24-896359-B DEPT. NO. Department 16

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 1/31/2025

Anthony DiRaimondo	adiraimondo@rrsc-law.com
David Carroll	dcarroll@rrsc-law.com
Dylan Ciciliano	dciciliano@gtg.legal
Chad Clement	cclement@maclaw.com
Cally Hatfield	chatfield@maclaw.com
Robert Opdyke	ropdyke@rrsc-law.com
Lisa Heller	lah@mcnuttlawfirm.com
Dan McNutt	drm@mcnuttlawfirm.com
Matt Wolf	mcw@mcnuttlawfirm.com
Jeanne Metzger	jeannem@justice-law-center.com
Alexander Calaway	acalaway@maclaw.com

Tonya Binns	tbinns@gtg.legal
Lennie Fraga	lfraga@maclaw.com
Bret Whipple	admin@justice-law-center.com
Karen Tantay	ktantay@rrsc-law.com
Danielle Charlet	BKnotices@gtg.legal
Bret Whipple	civil@justice-law-center.com
Mark Hesiak	mdh@mcnuttlawfirm.com
Shelby Harmer	sharmer@gtg.legal
William Noall	wnoall@gtg.legal
Brian Herman	brian.herman@morganlewis.com